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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549




                                  FORM 8-K


                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): April 14, 1997




                     Illinois Superconductor Corporation
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)




            Delaware                  0-22302             36-3688459
  ---------------------------       -----------        ------------------
  State or Other Jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.



     451 Kingston Court, Mount Prospect, Illinois             60056
     --------------------------------------------          ----------
       (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code (847) 391-9400



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ITEM 5.   OTHER EVENTS.

On April 14, 1997, the Registrant issued the press release attached as Exhibit
99.1 regarding its entering into an employment agreement with Robert A. Riccitelli, attached as Exhibit 10.1. The information contained in this press release and employment agreement is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits.

          10.1   Employment Agreement between Registrant and
                 Robert A. Riccitelli dated April 1, 1997.

          99.1   Press Release of Registrant dated April 14, 1997






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Illinois Superconductor Corporation




Dated:  April 14, 1997               By:  /s/ ORA E. SMITH
                                          ----------------
                                          Ora E. Smith
                                          President and Chief Executive Officer







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                                Exhibit Index
                                -------------





    Exhibit #                 Item
    ---------          --------------------
      10.1             Employment Agreement

      99.1             Press Release
